                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: Beyond.com Corporation              |  CASE NO. 2-50441
                                           |
                                           |
                                           |  CHAPTER 11
                                           |  MONTHLY OPERATING REPORT
                                           |  (GENERAL BUSINESS CASE)
--------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED:  Aug-02                               PETITION DATE: 01/24/02

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here_____________ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1

                                                                        END OF CURRENT    END OF PRIOR    AS OF PETITION
                                                                            MONTH            MONTH            FILING
2. ASSET AND LIABILITY STRUCTURE                                        --------------    ------------    --------------
   a.  Current Assets                                                    $11,098,153      $17,987,409
   b.  Total Assets                                                      $12,584,405      $19,474,485
   c.  Current Liabilities                                                $6,127,352      $13,186,459
   d.  Total Liabilities                                                 $46,995,711      $54,054,818

                                                                                                            CUMULATIVE
                                                                        CURRENT MONTH     PRIOR MONTH     (CASE TO DATE)
3. STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 -------------     -----------     --------------
   a.  Total Receipts                                                      $2,279,967        $670,553        $15,115,015
   b.  Total Disbursements                                                   $834,087      $1,717,679        $16,637,013
   c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          $1,445,880     ($1,047,126)       ($1,521,998)
   d.  Cash Balance Beginning of Month                                     $2,212,211      $3,259,338         $5,180,090
   e.  Cash Balance End of Month (c + d)                                   $3,658,091      $2,212,211         $3,658,091


                                                                                                             CUMULATIVE
                                                                        CURRENT MONTH     PRIOR MONTH      (CASE TO DATE)
                                                                        -------------     -----------      --------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                         $169,027     ($1,748,862)      ($6,821,706)
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                          $3,599,818      $6,189,102
6.    POST-PETITION LIABILITIES                                            $6,127,352     $13,186,459
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                       $0              $0

AT THE END OF THIS REPORTING MONTH:                                                                   YES         NO
                                                                                                      ---         --
8.    Have any payments been made on pre-petition debt, other than payments in the normal              X
      course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of         X
      payment, amount of payment and name of payee)

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                    X

11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,            X
      attach listing including date of payment, amount and reason for payment, and name of payee)

12.   Is the estate insured for replacement cost of assets and for general liability?                  X

13.   Are a plan and disclosure statement on file?                                                     X

14.   Was there any post-petition borrowing during this reporting period?                                          X

15.   Check if paid: Post-petition taxes  X;     U.S. Trustee Quarterly Fees _____________
                                         ----
      Check if filing is current for: Post-petition tax reporting and tax returns:   X
      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees   -----
      are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 9/19/2002                              /s/ JOHN BARRATT
                                            --------------------------
                                            Responsible Individual

                                  BALANCE SHEET
                             (General Business Case)
                          FOR THE MONTH ENDED 8/31/2002

                                                      From Schedules    Market Value
                                                      --------------    ------------
      ASSETS

         CURRENT ASSETS

    1    Cash and cash equivalents - unrestricted                         $3,658,091
    2    Cash and cash equivalents - restricted                                   $0
    3    Accounts receivable (net)                       A                $3,599,818
    4    Inventory                                       B                  $618,416
    5    Prepaid expenses                                                   $963,465
    6    Professional retainers                                                   $0
    7    Other:   Deposits                                                  $864,996
    8             Deferred Cost of Goods Sold                                     $0
                  Digital River Shares                                    $1,393,367
                                                                         -----------
    9  TOTAL CURRENT ASSETS                                              $11,098,153
                                                                         -----------
       PROPERTY AND EQUIPMENT (MARKET VALUE)

   10    Real property                                   C                        $0
   11    Machinery and equipment                         D                  $560,000
   12    Furniture and fixtures                          D                   $43,888
   13    Office equipment                                D                   $22,065
   14    Leasehold improvements                          D                   $67,000
   15    Vehicles                                        D                   $14,100
   16    Other - Computer Software                       D                        $0
   17    _______________________________                 D
   18    _______________________________                 D
   19    _______________________________                 D
   20    _______________________________                 D
                                                                         -----------
   21  TOTAL PROPERTY AND EQUIPMENT                                         $707,053
                                                                         -----------
       OTHER ASSETS

   22    Loans to shareholders                                                    $0
   23    Loans to affiliates                                                      $0
   24    Non-current deposits                                               $779,199
   25    _______________________________
   26    _______________________________
   27    _______________________________

   28  TOTAL OTHER ASSETS                                                   $779,199
                                                                         -----------
   29  TOTAL ASSETS                                                      $12,584,405
                                                                         ===========

      NOTE: Indicate the method used to estimate the market value of assets
            (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (General Business Case)

      LIABILITIES FROM SCHEDULES

      POST-PETITION

         CURRENT LIABILITIES

   30   Salaries and wages                                                 $0
   31   Payroll taxes                                                      $0
   32   Real and personal property taxes                                   $0
   33   Income taxes                                                       $0
   34   Sales taxes                                                        $0
   35   Notes payable (short term)                                         $0
   36   Accounts payable (trade)                            A      $5,345,321
   37   Real property lease arrearage                                $176,449
   38   Personal property lease arrearage                                  $0
   39   Accrued professional fees                                          $0
   40   Current portion of long-term post-petition
          debt (due within 12 months)                                      $0
   41   Other:   Accrued employee expenses                           $134,507
   42   Accrued interest expense                                     $471,075
   43   Deferred revenue                                                   $0
                                                                -------------
   44 TOTAL CURRENT LIABILITIES                                    $6,127,352
                                                                -------------
   45   Long-Term Post-Petition Debt,
          Net of Current Portion                                           $0
                                                                -------------
   46 TOTAL POST-PETITION LIABILITIES                              $6,127,352
                                                                -------------
      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   47   Secured claims                                      F              $0
   48   Priority unsecured claims                           F              $0
   49   General unsecured claims                            F     $40,868,359

   50 TOTAL PRE-PETITION LIABILITIES                              $40,868,359
                                                                -------------
   51 TOTAL LIABILITIES                                           $46,995,711
                                                                -------------
       EQUITY (DEFICIT)

   52   Retained Earnings/(Deficit) at time of filing           ($319,081,002)
   53   Capital Stock                                            $303,488,282
   54   Additional paid-in capital                                         $0
   55   Cumulative profit/(loss) since filing of case             ($6,821,706)
   56   Post-petition contributions/(distributions)
          or (draws)                                                       $0
   57   __________________________________
   58   Market value adjustment                                  ($11,996,880)
                                                                -------------
   59 TOTAL EQUITY (DEFICIT)                                     ($34,411,306)
                                                                -------------
   60 TOTAL LIABILITIES AND EQUITY (DEFICIT)                      $12,584,405
                                                                =============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE           PAST DUE
                                               [PRE AND POST PETITION]    [POST PETITION]      POST PETITION DEBT
                                               -----------------------   ----------------      ------------------
RECEIVABLES AND PAYABLES AGINGS
     0 -30 Days                                         $1,188,658          $5,345,321
     31-60 Days                                         $2,157,366
     61-90 Days                                           $318,551                                        $0
    91+ Days                                              $494,777
                                                        ----------          ----------
     Total accounts receivable/payable                  $4,159,352          $5,345,321
                                                        ----------          ==========
     Allowance for doubtful accounts                      $559,534
     Accounts receivable (net)                          $3,599,818
                                                        ==========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                             COST OF GOODS SOLD
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH
                                                               Inventory Beginning of Month         $627,547
                                                               Add -
     Retail/Restaurants -                                        Net purchase                     $1,651,572
       Product for resale                                        Direct labor

                                                                 Manufacturing overhead

     Distribution -                                              Freight in

       Products for resale                 $618,416              Other:
                                                               Deferred COGS                              $0
     Manufacturer -                                            Misc Charges (i.e. fulfillment
                                                                  costs, credit card fees)              $989
       Raw Materials
       Work-in-progress                                        Less -
       Finished goods                                            Inventory End of Month             $618,416
                                                                 Shrinkage
     Other - Explain                                             Personal Use
     _______________
     _______________
                                                               COST OF GOODS SOLD                 $1,661,692
     TOTAL                                 $618,416                                               ==========
                                           ========

     METHOD OF INVENTORY CONTROL                               Inventory Valuation Methods

     Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of
                                                               inventory used.
     Yes       X        No
             -----         -----                               Valuation methods -

     How often do you take a complete physical inventory?          FIFO cost
                                                                                                    -----
       Weekly                                                      LIFO cost
                      -----                                                                         -----
       Monthly                                                     Lower of cost or market
                      -----                                                                         -----
       Quarterly                                                   Retail method
                      -----                                                                         -----
       Semi-annually                                               Other                              X
                      -----                                                                         -----
       Annually         X                                          Explain
                      -----                                                                         -----
Date of last physical inventory was    11/30/2001 0:00         Perpetual
                                      -----------------
Date of next physical inventory is
                                      -----------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                               COST           MARKET VALUE
-----------                                                             --------         ------------
     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------
     TOTAL                                                                    $0                   $0
                                                                        ========         ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                              COST            MARKET VALUE
-----------                                                          -----------         ------------
MACHINERY & EQUIPMENT -
     Computers, Laptops, Servers, Dataports, Routers                 $11,436,212             $560,000

     ----------------------------------------------------

     ----------------------------------------------------

     ----------------------------------------------------
                                                                     -----------         ------------
     TOTAL                                                           $11,436,212             $560,000
                                                                     ===========         ============

FURNITURE & FIXTURES -

     Cubicles, Workstations, Chairs, Tables                           $1,237,837              $43,888

     ----------------------------------------------------

     ----------------------------------------------------

     ----------------------------------------------------
                                                                     -----------         ------------
     TOTAL                                                            $1,237,837              $43,888
                                                                     ===========         ============

OFFICE EQUIPMENT -

     Phone Systems, Fax Machines                                        $399,374              $22,065

     ---------------------------------------------------------

     ---------------------------------------------------------
                                                                     -----------         ------------
     TOTAL                                                              $399,374              $22,065
                                                                     ===========         ============

LEASEHOLD IMPROVEMENTS -

     Security Systems, Repairs, Sign, Electrical Services               $939,792              $67,000

     ---------------------------------------------------------

     ---------------------------------------------------------

     ---------------------------------------------------------
                                                                     -----------         ------------
     TOTAL                                                              $939,792              $67,000
                                                                     ===========         ============

VEHICLES -

     Ford Van                                                            $29,006              $14,100

     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------
                                                                     -----------         ------------
     TOTAL                                                               $29,006              $14,100
                                                                     ===========         ============

COMPUTER SOFTWARE - OTHER -

     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses               $4,416,137                   $0
     Construction in Progress - Enterprise License Maint
     Agreement, SAP                                                   $3,098,668                   $0

     -----------------------------------------------------------

     -----------------------------------------------------------
                                                                     -----------         ------------
     TOTAL                                                            $7,514,805                   $0
                                                                     ===========         ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                         0-30 DAYS   31-60 DAYS    61-90 DAYS    91+ DAYS    TOTAL
                                         ---------   ----------    ----------    --------    -----
TAXES PAYABLE
FEDERAL
       Income Tax Withholding                  $0                                              $0
       FICA - Employee                         $0                                              $0
       FICA - Employer                         $0                                              $0
       Unemployment (FUTA)                     $0                                              $0
       Income                                  $0                                              $0
       Other (Attach List)                     $0                                              $0
TOTAL FEDERAL TAXES                            $0           $0           $0            $0      $0
STATE AND LOCAL
       Income Tax Withholding                  $0                                              $0
       Unemployment (UT)                       $0                                              $0
       Disability Insurance (DI)               $0                                              $0
       Empl. Training Tax (ETT)                $0                                              $0
       Sales                                   $0                                              $0
       Excise                                  $0                                              $0
       Real property                           $0                                              $0
       Personal property                       $0                                              $0
       Income                                  $0                                              $0
       Other (Attach List)                     $0                                              $0
TOTAL STATE & LOCAL TAXES                      $0           $0           $0            $0      $0
TOTAL TAXES                                    $0           $0           $0            $0      $0
                                         =========   ==========    ==========    ========    =====


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                            CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                  AMOUNT         AMOUNT(b)
                                                                         -----------      -----------
       Secured claims (a)                                                         $0               $0
       Priority claims other than taxes                                           $0               $0
       Priority tax claims                                                        $0               $0
       General unsecured claims                                          $40,868,359      $40,868,359

       (a)      List total amount of claims even it under secured.
       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                         ACCOUNT 1       ACCOUNT 2       ACCOUNT 3          ACCOUNT 4
                                         ---------       ---------       ---------          ---------
Bank                                   Merrill Lynch   Merrill Lynch    ABN Amro - Euro   ABN Amro - Pound
Account Type                           Checking        Checking         Checking          Checking
Account No.                            881-07A44       881-07A45        004514670220           40042375
Account Purpose                        Depository      Depository       Depository        Depository
Balance, End of Month                        $34,155        $415,571         $50,488            $35,604
Total Funds on Hand for all Accounts      $3,658,091
                                       =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                       ACCOUNT 5           ACCOUNT 6          ACCOUNT 7                ACCOUNT 8
                                       ---------           ---------          ---------                ---------
Bank                                ABN Amro - CAD      ABN Amro - USD    Scotia Bank           Wells Fargo Concentration
Account Type                        Checking            Checking          Checking              Checking
Account No.                         460131877591        451046702241      800021021818          4761063908
Account Purpose                     Depository          Depository        Depository            Operating
Balance, End of Month                      $18,221             $5,278           $38,045                        $3,345,234

                                       ACCOUNT 9            ACCOUNT 10           ACCOUNT 11              ACCOUNT 12
                                       ---------            ----------           ----------              ----------
Bank                                Wells Fargo Payroll   Wells Fargo AP     Wells Fargo Secured   Merrill Lynch Trust Fund
Account Type                        Checking              Checking           Checking              Checking
Account No.                         4761063924            4174685024
Account Purpose                     Payroll               Accounts Payable   Depository            Depository
Balance, End of Month                       ($72,514)           ($212,133)                   $0                         $0

                                       ACCOUNT 13
                                       ----------
Bank                                Petty Cash
Account Type                        Cash
Account No.
Account Purpose                     Cash
Balance, End of Month                        $143

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 08/31/02

                  CURRENT MONTH
--------------------------------------------------------                                                 CUMULATIVE      NEXT MONTH
   ACTUAL            FORECAST            VARIANCE                                                      (CASE TO DATE)     FORECAST
   ------            --------            --------                                                     --------------     ----------
                                                        REVENUES:
                                               $0     1   Gross Sales                                            $0
                                               $0     2   less: Sales Returns & Allowances                       $0
  $1,666,362               $0          $1,666,362     3   Net Sales                                     $39,408,115             $0
  $1,661,692                          ($1,661,692)    4   less: Cost of Goods Sold (Schedule "B")       $37,037,141
      $4,670               $0              $4,670     5   Gross Profit                                   $2,370,974             $0
     $21,536                              $21,536     6   Interest                                          $44,805
          $0                                   $0     7   Other Income: Gain on Disposal of Business     $1,196,949
    $957,927                             $957,927     8   Gain on Sale of Asset                            $957,927
                                               $0     9                                                          $0
                                                                                                                 $0
    $984,133               $0            $984,133    10       TOTAL REVENUES                             $4,570,655             $0

                                                        EXPENSES:

                                               $0    11   Compensation to Owner(s)/Officer(s)              $254,846
    $314,362                            ($314,362)   12   Salaries                                       $4,385,609
    $123,562                            ($123,562)   13   Commissions                                      $201,319
     $11,237                             ($11,237)   14   Contract Labor                                    $38,794
          $0                                   $0    15   Rent/Lease:                                            $0
     ($7,092)                              $7,092    16       Real Property                                $663,333
     $52,569                             ($52,569)   17   Insurance                                        $434,051
          $0                                   $0    18   Management Fees                                        $0
          $0                                   $0    19   Depreciation                                     $542,192
     $17,383                             ($17,383)   20   Taxes:                                           $241,928
     ($2,268)                              $2,268    21       Real Property Taxes                           $22,720
          $0                                   $0    22       Other Taxes                                      $566
          $0                                   $0    23   Other Selling                                    $968,063
    $305,353                            ($305,353)   24   Other Administrative                           $2,846,328
          $0                                   $0    25   Interest                                         $805,761
          $0                                   $0    26   Other Expenses:                                  ($33,150)
                                               $0    27                                                          $0
                                               $0    28                                                          $0
                                               $0    29                                                          $0
                                               $0    30                                                          $0
                                               $0    31                                                          $0
                                               $0    32                                                          $0
                                               $0    33                                                          $0
                                               $0    34                                                          $0

    $815,106               $0           ($815,106)   35       TOTAL EXPENSES                            $11,372,361             $0

    $169,027               $0            $169,027    36 SUBTOTAL                                        ($6,801,706)            $0

                                               $0    37 REORGANIZATION ITEMS:
                                               $0    38   Provisions for Rejected Executory Contracts            $0
                                               $0    39   Interest Earned on Accumulated Cash from               $0
                                                          Resulting Chp 11 Case                                  $0
                                               $0    40   Gain or (Loss) from Sale of Equipment                  $0
          $0                                   $0    41   U.S. Trustee Quarterly Fees                       $20,000
                                               $0    42                                                          $0

          $0               $0                  $0    43       TOTAL REORGANIZATION ITEMS                    $20,000             $0

    $169,027               $0            $169,027    44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES  ($6,821,706)            $0
                                               $0    45  Federal & State Income Taxes


    $169,027               $0            $169,027    46 NET PROFIT (LOSS)                               ($6,821,706)            $0
  ==========               ==           =========                                                       ===========             ==

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS

                          FOR THE MONTH ENDED 08/31/02

                                                                       ACTUAL            CUMULATIVE
                                                                    CURRENT MONTH      (CASE TO DATE)
                                                                    -------------      --------------
     CASH RECEIPTS
   1  Rent/Leases Collected                                                    $0        $1,166,418
   2  Cash Received from Sales                                         $1,794,159       $12,795,167
   3  Interest Received                                                   $21,397           $49,394
   4  Borrowings                                                               $0                $0
   5  Funds from Shareholders, Partners, or Other Insiders                     $0                $0
   6  Capital Contributions                                                    $0                $0
   7  Non AR Receipts                                                     $32,426          $125,271
   8  Cash Collected on Behalf of Digital River                                $0          $446,796
   9  Softchoice                                                         $431,985          $531,970
  10                                                                                             $0
  11                                                                                             $0

  12  TOTAL CASH RECEIPTS                                              $2,279,967       $15,115,015

     CASH DISBURSEMENTS
  13  Payments for Inventory                                              $25,637        $7,003,765
  14  Selling                                                            $105,716          $202,015
  15  Administrative                                                     $187,183        $1,271,281
  16  Capital Expenditures                                                     $0                $0
  17  Principal Payments on Debt                                               $0                $0
  18  Interest Paid                                                            $0                $0
      Rent/Lease:                                                                                $0
  19       Personal Property                                                                     $0
  20       Real Property                                                       $0        $1,808,210
      Amount Paid to Owner(s)/Officer(s)                                                         $0
  21       Salaries                                                       $46,801          $387,753
  22       Draws                                                               $0                $0
  23       Commissions/Royalties                                               $0                $0
  24       Expense Reimbursements                                         $35,283          $114,804
  25       Other                                                               $0        $1,150,000
  26  Salaries/Commissions (less employee withholding)                   $245,218        $1,937,346
  27  Management Fees                                                                            $0
      Taxes:                                                                                     $0
  28       Employee Withholding                                          $137,945        $1,183,584
  29       Employer Payroll Taxes                                         $17,383          $245,411
  30       Real Property Taxes                                                                   $0
  31       Other Taxes                                                         $0           $17,511
  32  Other Cash Outflows:                                                                       $0
  33       Deposits / (Deposit Refunds)                                    $2,881          $211,165
  34       Prepetition payments                                           $22,038           $81,466
  35       401k                                                            $8,002          $232,064
  36       Employee benefits                                                   $0          $467,664
  37       Payments made to Digital River                                      $0          $322,974

  38  TOTAL CASH DISBURSEMENTS:                                          $834,087       $16,637,013

  39 NET INCREASE (DECREASE) IN CASH                                   $1,445,880       ($1,521,998)

  40 CASH BALANCE, BEGINNING OF PERIOD                                 $2,212,211        $5,180,090

  41 CASH BALANCE, END OF PERIOD                                       $3,658,091        $3,658,092
                                                                       ==========       ===========